Exhibit 10.3

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

2017 AMENDMENT

TO GLOBAL MASTER SERVICES AGREEMENT AND

TO SUPPLY AGREEMENT

This Amendment (“2017 Amendment”) to the Global Master Services Agreement dated 1 January 2015 (“MSA”) and the Supply Agreement dated 1 January 2016 (“Supply Agreement”) is entered into as of 3 May, 2017 (“2017 Amendment Effective Date”) by and between

(1)                                 Shire International GmbH, a Swiss limited liability company having its registered office at Zählerweg 10, 6301 Zug, Switzerland (“Shire International”);

(2)                                 Shire Pharmaceuticals Ireland Ltd., an Irish limited liability company having its registered office at 5 Riverwalk, Citywest Business Campus, Dublin 24, Ireland, Eircode D24TW13 (“SPIL”); and

(3)                                 Centogene AG, a German stock corporation incorporated under the laws of the Federal Republic of Germany with principal office in Restock, registered with the district court (‘Amtsgericht’) in Rostock under HRB 13225 and having a business address at Schillingallee 68, 18057 Rostock, Germany (“Centogene”).

PREAMBLE

(A)                               Shire International and Centogene have entered into the MSA under which Centogene provides certain diagnostic testing services on the basis of dried-blood-spot (DBS) cards for the purpose of identifying patients suffering from lysosomal storage and other rare diseases to Shire International and its affiliates.

(B)                               In addition to the MSA, SPIL and Centogene have entered into the Supply Agreement under which Centogene (i) develops DBS test kits for the use in certain countries as required by SPIL on the basis of Centogene’s existing DBS test kits, (ii) manufactures such DBS test kits and (iii) supplies SPIL and its affiliates with such DBS test kits.

(C)                               On 8 March 2016, Shire International and Centogene entered into an amendment of the MSA under which Shire International and Centogene agreed, inter alia, on a flat fee for the performance of diagnostic services for the year 2016 (“2016 Amendment”). In a side letter to the MSA dated 24 November 2016, Shire International and Centogene agreed on certain additional commercial aspects with respect to the year 2016.

(D)                               Shire International, SPIL and Centogene now wish to agree on certain financial and other aspects of their cooperation going forward.

Now, therefore, Shire International, SPIL and Centogene, intending to be legally bound, hereby agree to amend the MSA and the Supply Agreement as follows:

DEFINITIONS

In this 2017 Amendment any capitalized terms shall have the meaning set forth in the MSA (as amended by the 2016 Amendment) and the Supply Agreement, unless a term is specifically defined under this 2017 Amendment.

1.                                      ANNUAL FLAT FEE

1.1.                            Annual Flat Fee.  The Parties agree to amend Section 3.6 of the MSA with respect to the calendar years 2017 and 2018 as follows:

Subject to the below, Shire International will make an annual lump sum payment of € [*****] ([*****] Euro) to Centogene for the performance of [*****] of Diagnostic Tests for Morbus Fabry, Morbus Gaucher, Morbus Hunter, MPS1, MPS2, MPS3, MPS4 and MPS6 in the calendar years 2017 and 2018 (“Annual Flat Fee”). The financial terms of the Annual Flat Fee as well as other financial assumptions under the MSA and Supply Agreement are set forth in more detail in Appendix 1 to this 2017 Amendment. Centogene hereby expressly waives any payment claims for Excess Diagnostic Tests under Section 3.6(c) of the MSA; provided, however, that only the first [*****] Diagnostic Tests for MPS1, MPS3, MPS4 and MPS6 performed in each of 2017 and 2018 will be included in the Annual Flat Fee. Any additional Diagnostic Tests for MPS1, MPS3, MPS4 and MPS6 will be invoiced and paid in accordance with Sec. 3.6 (c) of the MSA.

1.2.                            Diagnostic Test and Prices.  The Parties agree to replace Exhibit 1 of the MSA (Diagnostic Tests and Prices) in its entirety with a new Exhibit 1 attached to this 2017 Amendment as Appendix 2.

1.3.                            Reporting.  The payment of the Annual Flat Fee does not relieve Centogene from its obligation under Section 3.4 of the MSA to provide Shire International with detailed monthly summaries of Diagnostic Services actually rendered in the previous month, in the form as attached to this 2017 Amendment as Appendix 3.

1.4.                            Upfront Payments.  Centogene will issue at the beginning of each calendar month, a preliminary invoice for a prorated amount of the Annual Flat Fee, i.e. an amount equal to 1/12 of each Annual Flat Fee. Shire International shall make payment within seven (7) Business Days upon receipt of a proper invoice.

2.                                      ACCESS TO DIAGNOSTIC TEST RESULTS

2.1.                            Electronic Access through CentoPortal®.  As of 1 June 2017 Diagnostic Test Results will be available through electronic means exclusively via the CentoPortal®. Centogene shall ensure a smooth transition so that Physicians will continue to be able to receive Diagnostic Test Results through electronic means via the currently existing ways (including via pdf attached to email) until 31 May 2017.

2.2.                            Mail and Fax Access.  Notwithstanding Section 2.1, Centogene guarantees that those Physicians that clearly indicate that they cannot use CentoPortal® for technical or IT- infrastructure reasons or because of local legal concerns, will have access to the Diagnostic Test Results via fax or postal mail and Centogene commits to inform physicians about the existence of this exception. Centogene represents and warrants that it will not challenge such statements made by physicians. Centogene will offer such access without additional charge during the entire term of the MSA. Centogene hereby further guarantees that the time frames set forth in Section 3.3 of the MSA will be fully complied with, also in case of access to

Diagnostic Test Results via fax or postal mail, provided that the necessary contact details have been duly and in full given by the physicians.

3.                                      REGULATORY REQUIREMENTS RE CONTRACT DBS TEST KITS

3.1.                            Regulatory Responsibility.  As set forth and subject to the provisions under the Supply Agreement, the Parties hereby reiterate that Centogene shall solely bear the responsibility that the regulatory requirements for importation and distribution of the Contract DBS Test Kits within the agreed countries of the Territory (as defined in the Supply Agreement) are met. Centogene will (continue to) indemnify the Shire Group Companies in the event of any Losses as defined in the Supply Agreement resulting from the activities and obligations referred to in the preceding sentence.

3.2.                            Regulatory Activities.  The Parties agree to add the following clause as new Section 5.6 to the Supply Agreement:

Shire Notification.  In case a Shire Group Company has serious concerns with Centogene’s approach related to registration or other regulatory approval activities regarding Contract DBS Test Kits in a specific country of the Territory, or a Shire Group Company reasonably believes a significant, country-related issue needs to be assessed by Centogene, each Shire Group Company has the right, but not the obligation, to notify Centogene, on a by exception basis, of this concern or issue. Centogene shall respond to Shire within two (2) business days. In case Shire does not receive a response or in case a Shire Group Company continues to have serious concerns, such a Shire Group Company shall have the right, but not the obligation, to escalate such concerns or issue to the Joint Steering Committee, which shall discuss such concerns or issue as soon as possible, provided that the Shire Group Company provides detailed information, naming the respective and possibly infringed regulatory or legal terms and provisions in writing, with respect to the concerns or issue raised. Shire and Centogene will each designate an employee who will act as a single contact person for each Party and who will coordinate with the other Party’s dedicated employee to resolve any discussions under the provision of this Section 5.6.

4.                                      AUDIT RIGHTS

The Parties agree to amend Section 3.7 of the MSA and replace it in its entirety with the following:

Maintenance of Records: Audits.  Centogene shall maintain accurate and complete records of all Testing Request Forms, Samples received, correspondence, invoices, and/or other information in Centogene’s possession relating to all activities under this Agreement (collectively, “General Records”). The General Records shall be maintained in accordance with recognized commercial accounting practices and retained during the term of the MSA and thereafter for a period of three (3) years or such longer period required by Applicable Laws. Not more than once per calendar year during the term and not more than once within three (3) years after the end of the term, upon reasonable prior written notification and during normal business hours, Centogene agrees to permit representatives of Shire International or mutually agreed Third Parties to examine and audit the General Records and to inspect the facilities on which the Services are being rendered at no charge to Shire International by Centogene with the sole purpose of confirming Centogene’s compliance with the terms of the MSA, as amended from time to time. Shire International may also conduct ‘for cause’ audits at shorter notice to address serious or on-going quality issues with respect to the Services. Any such inspection (or failure to inspect) shall not relieve Centogene of its obligation to comply with Applicable Laws and the provisions of the MSA and does not constitute a waiver of any right otherwise available to Shire International.

5.                                      GOVERNANCE

The Parties hereby agree to replace the definition of Alliance Managers in Section 1 of the MSA and Section 6.1 of the MSA in its entirety with the following:

Section 1:

“Project Manager” shall have the meaning set forth in Section 6.1.

Section 6.1:

Project Managers: Project Team.  Promptly following the Effective Date, each Party shall designate two (2) individuals (“Project Managers”) and form a project team (“Project Team”) to exchange information, facilitate communication and coordinate the Parties’ operational day-to-day activities under the MSA and the Supply Agreement. The Project Team shall meet as necessary to accomplish its objectives, at least once (1) every week during a teleconference or videoconference. In addition to this, the Project Team will meet face-to-face at least once (1) per calendar quarter. In the event either Party raises an operational issue, both Parties will seek to resolve this during the weekly calls and within the timelines agreed by the Parties. If no (timely) resolution or agreement can be found, the Parties commit to find a solution during the quarterly face-to-face meeting. If an issue is still not resolved or is deemed sufficiently serious by either Party, the matter can be escalated to the Joint Steering Committee.

6.                                      GENERAL TRANSPARENCY

Assistance.  Upon request of Shire International Centogene shall reasonably assist Shire International or any Shire Group Company in relation to any obligations to report the value of the Test performed by Centogene as a transfer of value as defined under the EFPIA HCP/HCO Disclosure Code. Centogene undertakes to provide the necessary information and assistance to Shire or the respective Shire Group Company, as the case may be, on a calendar quarterly basis within thirty (30) days after the end of a calendar quarter, provided that for the first calendar quarter of 2017 Centogene shall provide such information before 1 June 2017. A pro forma quarterly transparency report is attached to this 2017 Amendment in Appendix 4. As of the Amendment Effective Date, Centogene will cease to provide weekly reports to Shire and the monthly report format will be amended as agreed between the Parties in writing.

7.                                      TRANSPARENCY TO UNIVERSITY OF ROSTOCK

Covenant.  Centogene covenants (sichert zu) that the University of Rostock as employer of Prof. Rolfs has been provided with all relevant information related to the Shire- Centogene arrangements, acknowledged receipt of the information provided and stated in writing that the University of Rostock does not see any legal mandate and necessity to explicitly approve any arrangements between Shire and Centogene. Shire accepts this as sufficient for concluding this 20117 Amendment.

8.                                      BUSINESS CONTINUITY PLAN

Finalization of BCP.  Within sixty (60) days of the Amendment Effective Date, the Parties will complete the joint review and modification of the existing Business Continuity Plan.

9.                                      2016 AMENDMENT

Deletion.  Parties agree to delete Sections 4.1 and 6 of the 2016 Amendment.

10.                               OTHER TERMS

Other.  All other terms and conditions as set forth in the MSA (as amended by 2016 Amendment} and the Supply Agreement shall remain In full force and effect.

[signature page follows]

Place:	Zug	Place:	Berlin

Date:	May 8, 2017	Date:	3 May 2017

for and on behalf of Shire International GmbH		for and on behalf of Centogene AG

/s/ Tim Stow		/s/ Frank Volpers & Prof. Peter Bauer

Name:	Tim Stow	Name:	Frank Volpers & Prof. Peter Bauer

Title:	Director, SIG	Title:	Senior Director Legal & CSO

Place:	Dublin

Date:	05 May 2017

for and on behalf of Shire Pharmaceuticals Ireland Ltd.

/s/ Michael Garry

Name:	Michael Garry

Title:	Director

Appendix 1

Annual Flat Fee

Annual flat fee of € [*****] for 2017 and 2018, respectively, subject to following assumptions and clarifications as set out below:

Notwithstanding the concept of the flat fee, it is hereby clarified that if Centogene performs less than [*****] Diagnostic Tests in 2017 and/or 2018, reconciliation will take place in the subsequent calendar year (respectively 2018 or 2019). In the beginning of such subsequent calendar year, Centogene will issue a credit note, against which future Shire International invoices will be offset, for an amount equal to the difference between the annual flat fee and the value of actual tests performed invoiced at the prices set forth in Exhibit 1 of the MSA (Diagnostic Tests and Prices). Additionally, if less than [*****] Diagnostic Tests are performed in 2017, the Parties will negotiate and agree on revised terms of the flat fee for 2018.

Further financial Details

1.                                      Manual Processing Fee according to the MSA:

The manual processing fee is estimated by Shire to amount to € [*****] for 2017 under the assumption that [*****]% of the total kits are non-Centogene kits.

The pricing structure for the manual processing fee (€ [*****] for the first [*****] non-Centogene cards excluding EDTA samples and € [*****] for all other non-Centogene cards) is included in the current MSA and shall be invoiced separately to the flat fee in accordance with the payment provisions of the MSA.

2.                                      Kit Supply Fee according to the Supply Agreement:

The Kit Supply Fee according to the Supply Agreement is estimated at € [*****] for 2017 under the assumption that [*****] DBS-kits are ordered pursuant to the pricing principles in the Supply Agreement.

3.                                      Regulatory and Development Fee according to the Supply Agreement:

The Regulatory and Development Fee according to the Supply Agreement is estimated at € [*****] for 2017, pursuant to the pricing principles in the Supply Agreement, under the assumption that:

•                  kits are launched in [*****] new countries;

•                  yearly ICF legal review is performed in all countries in scope;

•                  the new version of the kit is rolled out in [*****] countries;

•                  an ageing study is performed.

Appendix 2

Exhibit 1 (Diagnostic Tests and Prices)

The below prices include (where Indicated) an additional technology access fee of € [*****] per tested sample.

Test	Costs In €
Gaucher
[*****]	[*****] technology access fee
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
If a mutation in a family is found there will be an additional charge	[*****] sample processing fee + [*****] per exon (Total [*****] for a homozygous mutation and [*****] for an heterozygous mutation)
For a prenatal analysis there is an additional charge	[*****] for sample analysis + [*****] for contamination control with maternal material
Fabry
[*****]	[*****] technology access fee
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
If a mutation in a family is found there will be an additional charge	[*****] sample processing fee + [*****] per exon
For a prenatal analysis there is an additional charge	[*****] for sample analysis + [*****] for contamination control with maternal material
MPS II (Hunter Disease)
[*****]	[*****] technology access fee
[*****]	[*****]
MPS Illa (SGSH)
[*****]	[*****] technology access fee
[*****]	[*****]
MPS lllb (NAGLU)
[*****]	[*****] technology access fee
[*****]	[*****]

MPS Illc (HGSNAT)
[*****]	[*****] technology access fee
[*****]	[*****]
MPS llld (GNS)
[*****]	[*****] technology access fee
[*****]	[*****]
MLD (SGSH)
[*****]	[*****] technology access fee
[*****]	[*****]
MPS I and VI
[*****]	[*****] technology access fee each
[*****]	[*****] each
MPS IV
[*****]	[*****] technology access fee
[*****]	[*****]

Appendix 3

Proforma Monthly Report

[*****]

Appendix 4

Proforma Quarterly Transparency Report

[*****]